AlphaCentric Municipal Opportunities Fund

Class A: MUNAX Class C: MUNCX Class I: MUNIX

(the “Fund”)

november 10, 2021

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2021.

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Effective December 1, 2021, the Fund’s name will change to “AlphaCentric SWBC Municipal Opportunities Fund”.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.